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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report dated March 10, 2000 (except with respect to the matters discussed in Note 13, as to which the date is April 14, 2000) included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-90681.



                              ARTHUR ANDERSEN LLP

New York, New York
May 1, 2000